                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                        ELEPHANT & CASTLE GROUP, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                          ELEPHANT & CASTLE GROUP INC.

                              2002 PROXY STATEMENT

     This statement and form of proxy are intended to be first mailed to shareholders on or after May 17, 2002. Any shareholder submitting a proxy may revoke it at any time before it is voted at the Annual Meeting, by notifying the Corporate Secretary at the offices thereof, 12th Floor - 1190 Hornby Street, Vancouver, B.C. (604) 684-6451, in writing or in person at any time up to, and including, the last business day preceding the Annual Meeting or any adjournment thereof or, as to any matter is respect of which a vote shall not have already been cast pursuant to such proxy, with the Chairman of the Meeting on the day of the Meeting, or at any adjournment thereof.

     Only holders of the Company's Common Shares outstanding as of the close of business on May 13, 2002, the record date, will be entitled to vote at the meeting. The Company's only class of voting securities is its Common Shares, without par value. As of the record date, there are 5,181,604 Common Shares outstanding. Each Common Share is entitled to one vote. The representation in person, or by proxy, of a majority of the outstanding Common Shares is necessary to provide a quorum at the Annual Meeting. Votes withheld from a nominee for election as a director or votes on other matters that reflect abstentions or broker non-votes are counted as present in determining whether the quorum requirement is satisfied, but they have no other effect on voting for election of directors.

     The expenses of this proxy solicitation, including the cost of preparing and mailing the Proxy Statement and proxy, will be paid by the Company. Such expenses may also include the charges and expenses of banks, brokerage firms, and other custodians, nominees or fiduciaries for forwarding proxies and proxy material to beneficial owners of the Company's Common Stock. The Company expects to solicit proxies primarily by mail, but directors, officers, employees and agents of the Company may also solicit proxies in person or by telephone or by other electronic means.

PRELIMINARY INFORMATION

     The Company is a corporation organized under the laws of the Province of British Columbia, Canada. The Company operates a chain of casual dining restaurants located throughout Canada, and in the United States. The Company also franchises its restaurants under the Elephant & Castle (British Pub Style) and Alamo (red meat).

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     All holders of the Company's Common Shares (herein the "Common Shares") of record as of the close of business on May 13, 2002 are entitled to vote at the Annual Meeting. Each holder is entitled to one vote per Common Share. There is no cumulative voting.

SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     To the knowledge of the directors and executive officers of the Company the following table sets forth, as of the date hereof, information relating to the beneficial ownership of the Company's Common shares by each person known to the Company to be the beneficial owner of more than 10% of the Common shares, by each director and executive officer of the Company and all directors and executive officers as a group:

----------------------------------------------------------------------------------------------------------------------
                 NAME                    NUMBER OF COMMON SHARES BENEFICIALLY        APPROXIMATE PERCENTAGE OF TOTAL
                                            OWNED OR OVER WHICH CONTROL OR        ISSUED AND OUTSTANDING COMMON SHARES
                                                DIRECTION IS EXERCISED
----------------------------------------------------------------------------------------------------------------------
Jeffrey M. Barnett(1)                                   238,187                                      4.5%
----------------------------------------------------------------------------------------------------------------------
Richard Bryant(1)                                        3,500                                       < 1%
----------------------------------------------------------------------------------------------------------------------
George Pitman(1)                                        69,125                                       1.3%
----------------------------------------------------------------------------------------------------------------------
Colin Stacey(1)                                            -                                          -
----------------------------------------------------------------------------------------------------------------------
David Wiederecht(1)(2)                                     -                                          -
----------------------------------------------------------------------------------------------------------------------
Richard Kelleher(2)                                      3,000                                       < 1%
----------------------------------------------------------------------------------------------------------------------
General Electric Investment Private                    3,252,860                                    62.9%
Placement Partners II(3)
----------------------------------------------------------------------------------------------------------------------
All Directors and Executive Officers                   3,566,672                                    68.8%
as a Group
----------------------------------------------------------------------------------------------------------------------

     (1) Each person was appointed as a director at the last Annual General Meeting.

     (2) Mr. Wiederecht is employed by a fund, GEIM, general partner of GEIPPP II, the holdings of which are separately stated herein. GEIPPP II has sufficient votes, acting alone, to determine the outcome of the matters proposed to be presented to the Shareholders at the 2002 meeting.

     (3) Excludes up to 4,707,618 additional Common shares issuable, under certain circumstances on conversion of Convertible Notes held by the Fund, and up to 851,156 Shares purchasable pursuant to certain Warrants held by the Fund.

                                  PROPOSAL ONE

                            ELECTION OF THE DIRECTORS

     The Company's Memorandum and Articles of Association provide for the election of the Board of Directors at each annual meeting of the Company's Shareholders. Each person so elected shall serve until their respective successors shall have been elected and qualified. As required by the Company Act of British Columbia, advance notice of the Annual Meeting was published in the Vancouver Sun newspaper in Vancouver, British Columbia, Canada on April 26, 2002.

     It is intended that votes will be cast, pursuant to authority granted by the enclosed proxy, for the election of the nominees named below as directors of the Company, except as otherwise specified in the proxy. Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. In the event any one or more of such nominees shall be unable to serve, votes will be cast, pursuant to authority granted by the enclosed proxy, for such person or persons as may be designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable, or who intends to decline, to serve as a director. The term of office for each elected director will expire at the Company's next Annual Meeting of Shareholders to be held in 2003.

     The names, ages, principal occupation and country of ordinary residence of the nominees as of the date hereof, and certain information about them, are set forth below:

     NAME                            AGE             PRINCIPAL OCCUPATION

Jeffrey M. Barnett (a)               63              Founder and Director
(Canada)

Richard H. Bryant                    48              President & Chief Executive Officer
(Canada)                                             of the Company

George Pitman (b)                    60              Founder and Director
(Canada)                                             Design Consultant

Colin Stacey (b)                     62              Vice President & Chief
(Canada)                                             Operating Officer of the Company

     NAME                            AGE             PRINCIPAL OCCUPATION

David Wiederecht (a)                 45              Vice President, Alternative
(U.S.)                                               Investments, GE Investment
                                                     Corporation

Richard M. Kelleher (b)              52              Principal, Pyramid Advisors LLC
(U.S.)

--------------------

     (a)  Audit Committee as of 2000 - 2001

     (b)  Compensation Committee as of 2000 - 2001

     EXECUTIVE OFFICERS AND DIRECTORS

     Jeffrey M. Barnett co-founded the predecessor of the Company in 1977 with his twin brother, Peter J. Barnett, and their long-time business colleague, Mr. George W. Pitman. Jeffrey M. Barnett served as Chief Executive Officer for the Company until March of 1998, and Chairman of the Board until July, 1999.

     Richard H. Bryant, was appointed President & Chief Executive Officer of the Company on October 22, 1999, having previously served as Chief Financial Officer since November, 1997. Prior to joining the Company, Mr. Bryant was Chief Financial Officer of the Keg Restaurants Limited, a subsidiary of Whitbread PLC, from August 1993 to June of 1997. Mr. Bryant has been serving as a director of the Company since March of 1998.

     George W. Pitman, co-founded the predecessor of the Company in 1977 and has been continuously involved in the design development of Elephant & Castle restaurants, and construction of new Elephant & Castle restaurants. Mr. Pitman, through his Company, G. Pitman Design, continues to be so involved as a consultant to the Company.

     David Wiederecht is Vice President of Alternative Investments for GE Investment Corporation since January 1994. Prior to his current assignment, he served GE Investments in various senior financial management assignments in GEIC's real estate and finance organization since 1988. Prior to joining GEIC, Mr. Wiederecht worked at various assignments within General Electric Company, including corporate headquarters and GE's audit staff. Mr. Wiederecht was first elected to the Board of Directors of the Company in January, 1996. Mr. Wiederecht is also a director of Navigant International, Inc.

     Colin J. Stacey, is and has been from August 1997 to date, as the part-time Vice President and Chief Operating Officer of the Company. Previously, Mr. Stacey was President and Chief Executive Officer of Keg Restaurants from 1992 to June of 1997. He has served as a director of the Company since 1997.

     Richard Kelleher, is a principal of Pyramid Advisors LLC, Boston Massachusetts, a hotel management company and advisory firm serving clients in all phases of the hospitality industry.

Prior thereto, from 1997 to 1999, Mr. Kelleher served as President and Chief Operating Officer of Promus Hotel Corporation, successor corporation to Doubletree and Guest Quarters, which was partially owned by General Electric. He has served as a director of the Company since 2000.

MEETINGS, ATTENDANCE, COMMITTEES

     The Board of Directors of the Company held 8 regular meetings in 2001. The Board maintains two Standing committees: the Compensation Committee and the Audit Committee. With the exception of Mr. Matheson, each incumbent director attended at least 75% of the aggregate of: (1) the total number of Board meetings held during the period he was a director; and (2) the number of meetings held by all Committees of the Board on which he served during such period.

     It is the function of the Compensation Committee to review the Company's remuneration policies and practices, administer certain of the Company's incentive compensation and stock option plans, and establish the salaries of the executive officers of the Company. Messrs. Colin Stacey, George Pitman and Richard Kelleher have heretofore served as the Compensation Committee. It is the function of the Audit Committee to review the external audit programs of the Company and to make recommendations to the Board of Directors of the company concerning its appointment of independent auditors, the conduct of the audit and related matters. Messrs. Jeffrey Barnett, David Matheson and David Wiederecht have heretofore served as the Audit Committee. Mr. Matheson is not a candidate for re-election to the Board of Directors. The Committees meet separately from, but usually on the same days as, regularly scheduled Board meetings. The Company does not maintain a nominating committee or one performing similar function.

THE AUDIT COMMITTEE

     Current officers and managers of the Company and their immediate families are not eligible to serve on the Audit Committee.

     The Audit Committee has the responsibility to oversee all of the Company's financial transactions and to interact directly with the independent outside auditors of the Company, conferring with such auditors from time to time as reasonably required, at least once annually, in the absence of all current officers and managers of the Company.

     The Audit Committee shall make formal recommendations to management concerning financial controls and with respect to the retention of outside auditors of the Company.

     The Board recently adopted an Audit Committee Charter, a copy of which follows in its entirety:

CHARTER OF THE AUDIT COMMITTEE

     The Audit Committee shall be comprised of not less than three (3) directors selected by the Board of Directors of the Company. Each member of the Committee shall be an independent director as defined by the applicable rules of the Securities & Exchange Commission and any

Exchange upon which the Company's securities may be listed for trading, except for up to a maximum of one (1) member of this Committee, and each of whom shall have sufficient financial experience and ability to enable such persons to discharge the responsibilities of the Audit Committee, and shall have accounting or related financial management expertise.

     The following constitutes the charter of the Audit Committee:

1. To review and discuss the audited financial statements of the Company with the Company's independent accountants;

2. To review and discuss the audited financial statements of the Company with management;

3. To discuss with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380), as may be modified or supplemented;

4. To receive the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and to discuss with the independent accountant the independent accountant's independence;

5. To recommend to the Board of Directors that the audited financial statements be included in the Company's Annual Report;

6. To review with the independent auditors the Company's independent system of audit and financial controls and results of internal audits and to review such matters with appropriate members of management;

7. To review and discuss the Company's financial report, accounting standards and principles of the Company, and any significant changes in such standards or principles or in their application;

8. To review any matters pertaining to the integrity of management, including conflicts of interest, adherence to standards of business conduct, and report to the full Board thereon; and

9. To make recommendations to the full Board with respect to management intentions concerning the retention of, or change in, the Company's independent auditor or in the personnel of the independent auditing firm assigned to audit the Company's financial statements.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors has reviewed and discussed the Company's audited financial statements for the year ended December 30, 2001, and discussed with the Company's independent auditors, Pannell Kerr Forster Worldwide, the matters required to be discussed by Statement of Auditing Standards No. 61, "Communication with Audit Committee," and received the written disclosures and letter from such independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee has discussed with Pannell Kerr Forster Worldwide that firm's independence from the Company and its management. The aggregate fees billed for professional services rendered by this firm for its audit of the Company's annual financial statements for the year ended December 30, 2001 and for its review of interim statements was CDN $78,000. No other services were rendered by Pannell Kerr Forster Worldwide for the fiscal 2001. The Audit Committee has determined that the provision of such services and the payment of such fees is compatible with the independence of Pannell Kerr Forster Worldwide as the Company's auditors.

     Based upon the matters referred to above, the Audit Committee has recommended to the Company's Board of Directors the inclusion of the Company's audited financial statements to be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 2001 to be filed with the U.S. Securities and Exchange Commission, and on such other forms and with such other agencies as required by the fact that the Company is a corporation organized and existing under the laws of British Columbia, Canada and subject to the jurisdiction thereof and regulations thereunder.

                                         David Wiederecht, Chairman
                                         Jeffrey Barnett

(David Matheson also served on the Audit Committee in 2001-2002, but has elected not to stand for re-election due to the press of other business requirements.)

COMPENSATION OF DIRECTORS

     Directors who are not employees or officers of the Company (herein the "Outside Directors") were separately compensated for their services as follows:
CDN $2,500 per quarter plus 3,000 Common shares for each year of service. Certain Outside Directors have elected not to accept cash compensation and have redirected their Common Share compensation to their employer. No director is currently or was during the past fiscal year indebted to the Company.

EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee (the "Committee") is currently composed of three directors, Messrs. Richard Kelleher, Chairman, George Pitman, and Colin Stacey. During 2001, the Committee has not altered or otherwise modified the compensation practices and general rates which previously prevailed for the principal executives of the Company. The Committee reviewed and approved a compensation package for Mr. Bryant, the President and Chief Executive Officer of the Company.

                                          The Compensation Committee
                                          By: Richard Kelleher, Chairman

                                          George Pitman
                                          Colin Stacey

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Richard Kelleher, an Outside Director, is currently serving as Chairman of the Compensation Committee. Five of the six existing directors, and nominees for re-election, are not full time employees of the Company. The Company intends to continue a policy of having directors unaffiliated with management to constitute a majority of the full Board, and at least one half of the members of the Compensation Committee and the Audit Committee. Filling vacancies on the Board may require finding Canadian residents willing to so serve, since the Board of any corporation organized under the laws of British Columbia must consist of a majority of Canadian residents. There are no interlocks among the members of the Compensation Committee.

SUMMARY COMPENSATION TABLE

     The following table sets forth a summary of the compensation of the Chief Executive Officer of the Company and the other most highly paid executive officers of the Company serving as such ("Named Executive Officers") as of the end of the last fiscal year for their services rendered during fiscal years 2001, 2000, and 1999. All figures are in Canadian dollars. The relative value of the Canadian dollar compared to the U.S. dollar fluctuates from time to time. During 2001, the average value was each CDN $1.00 equals U.S. $0.646.

------------------------------------------------------------------------------------------------------------------------------
                                                  Annual Compensation          Long Term Compensation
                                            ----------------------------------------------------------
                                                                                      Awards
                                                                              ------------------------
  Name and Principal                                                             Securities Under            All Other
       Position                    Year          Salary           Bonus         Options Granted(3)        Compensation(1)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Richard Bryant,                    2001         $193,269         $15,000              20,000(4)                $1,790
President and                      2000         $180,000             -               150,000(3)                $  798
Chief Executive Officer            1999         $155,355         $28,000                 -                     $  864
---------------------------------------------------------------------------------------------------------------------------
David Evans,                       2001         $148,704         $10,840                 -                       -
Vice President,                    2000         $144,000         $10,500                 -                       -
Franchise Development              1999                 (2)
---------------------------------------------------------------------------------------------------------------------------
Moez Premji,                       2001         $ 96,846         $19,000                 -                     $  864
Director of Operations
- Western Region
---------------------------------------------------------------------------------------------------------------------------
John Luvison,                      2001         $ 92,308         $ 9,000                 -                       -
Director of Operations
- Eastern Region
---------------------------------------------------------------------------------------------------------------------------

(1)  Other compensation consists of medical benefits and life insurance premiums

(2)  Mr. Evans began his employment with the Company in September of 1999

(3) Adjusted to reflect the 1 for 2 reverse split, which was effective March 23, 2000

(4)  20,000 options were granted in January 2001 and issued in April 2002

     The Company currently does not maintain, and none of the Named Executive Officers are eligible for, deferred compensation, long-term incentive plan payouts, restricted stock awards, or other similar compensatory arrangements.

OTHER COMPENSATION INFORMATION

     The aggregate compensation paid or payable directly to the Company's directors and executive officers as a group (including the Named Executive Officers) by the Company for the year ended December 30, 2001 was $793,916. These amounts include salaries, fees, commissions and bonuses, but exclude the value of options granted in partial compensation for salary or bonus. The directors and executive officers as a group earned taxable benefits in 2001 aggregating $10,414 comprising solely standard medical benefits and life insurance premiums.

EMPLOYMENT AGREEMENTS

     None of the Company's executive officers, other than Rick Bryant, as President, and Chief Executive Officer has an Employment Agreement with the Company. Mr. Bryant is employed by the Company pursuant to a two year employment agreement, based on an initial base salary of CDN $195,000 with bonus potential of up to 25% of salary, and family life insurance of CDN $600,000. Mr. Bryant is entitled to annual salary review and one year's severance payment in the event of non-renewal of the Employment Agreement after expiration on December 31, 2002.

EMPLOYEE STOCK OPTION AND STOCK COMPENSATION PLANS

     The Board of Directors of the Company has adopted three stock plans, and the Shareholders have ratified such plans. These plans are the 1993 Stock Option Plan (the "1993 Plan") the 1997 Stock Compensation Plan (the "1997 Plan"), and the 2001 Management Stock Option and Bonus Plan (the "2001 Plan"). 50,000 Common shares of the Company were initially set aside for grants pursuant to the 1993 Plan, while 200,000 Common shares of the Company were set aside pursuant to the 1997 Plan, the number of Common shares in each case being adjusted to reflect the 1 for 2 reverse split which became effective on March 23, 2000. Under the 2001 Plan an aggregate of 950,000 Shares (post-split) were reserved for issuance to key employees pursuant to Stock Options ("Options") and Restricted Stock Awards ("Awards"). All employees of the Company and its subsidiaries are eligible for grants of Awards and Options. No more than 750,000 Shares may be used for Options; and no more than 200,000 Shares may be used for Awards. Options may not be granted below the greater of U.S. $1.00 per Share or the fair market value of the Shares on the date of grant. The Plan is administered by the Compensation Committee. To date, Options relating to an aggregate of nil Shares have been granted under the 2001 Plan. Of those amounts, Options relating to nil Shares, and Awards relating to nil Shares, have been granted to executive officers and directors of the Company.

TOTAL OPTIONS/WEIGHTED AVERAGE EXERCISE PRICE

     There were an aggregate of 277,125 options outstanding at December 30, 2001, exercisable at various prices at a weighted average exercise price of U.S. $12.68 per share. The number of options has been adjusted to reflect the 1 for 2 reverse split which was effective March 23, 2000.

INDEMNIFICATION OF DIRECTORS OR OFFICERS

     There Company made no indemnification payment during the 2001 financial year to directors or officers of the Company.

PERFORMANCE TABLE

     The following table compares the total cumulative shareholder return for $100.00 invested in Common shares on March 31, 1997 with the total returns of the S&P Restaurant Index and the NASDAQ Composite Index:

=======================================================================================
                              ELEPHANT & CASTLE GROUP INC.
---------------------------------------------------------------------------------------
                                   5 YEAR PERFORMANCE
---------------------------------------------------------------------------------------
                         ELEPHANT &             S&P 500                  NASDAQ
      MONTH               CASTLE               RESTAURANT               COMPOSITE
---------------------------------------------------------------------------------------
      Dec-96              $100.00                $100.00                 $100.00
---------------------------------------------------------------------------------------
      Mar-97              $120.49                $103.76                 $ 94.57
---------------------------------------------------------------------------------------
      Jun-97              $126.23                $108.51                 $111.90
---------------------------------------------------------------------------------------
      Sep-97              $135.25                $106.68                 $130.82
---------------------------------------------------------------------------------------
      Dec-97              $ 91.80                $107.38                 $122.48
---------------------------------------------------------------------------------------
      Mar-98              $ 75.41                $129.90                 $143.34
---------------------------------------------------------------------------------------
      Jun-98              $ 67.21                $147.00                 $147.28
---------------------------------------------------------------------------------------
      Sep-98              $ 52.46                $133.30                 $132.89
---------------------------------------------------------------------------------------
      Dec-98              $ 22.13                $168.27                 $172.68
---------------------------------------------------------------------------------------
      Mar-99              $ 29.51                $204.18                 $193.65
---------------------------------------------------------------------------------------
      Jun-99              $ 20.49                $184.29                 $211.83
---------------------------------------------------------------------------------------
      Sep-99              $  9.84                $183.76                 $217.11
---------------------------------------------------------------------------------------
      Dec-99              $ 10.66                $171.18                 $320.89
---------------------------------------------------------------------------------------
      Mar-00              $ 11.07                $158.17                 $360.25
---------------------------------------------------------------------------------------
      Jun-00              $  8.20                $141.77                 $313.24
---------------------------------------------------------------------------------------
      Sep-00              $  3.90                $136.59                 $288.25
---------------------------------------------------------------------------------------
      Dec-00              $  0.46                $154.49                 $193.01
---------------------------------------------------------------------------------------
      Mar-01              $  2.49                $130.89                 $144.08
---------------------------------------------------------------------------------------
      Jun-01              $  2.79                $138.36                 $169.81
---------------------------------------------------------------------------------------
      Sep-01              $  1.38                $129.26                 $117.81
---------------------------------------------------------------------------------------
      Dec-01              $  1.97                $138.67                 $153.15
=======================================================================================

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No director, executive officer, proposed nominee for election as a director, nor any of their respective associates or affiliates is or has been at any time since the beginning of the last completed financial year indebted to the Company.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Other than as set forth herein, no Director or officer of the Company, person who was a Director or Officer of the Company at any time since the beginning of its last completed financial year, Shareholder who holds more than 10% of the voting rights attached to the shares of the Company or any associate, or affiliate of any of the foregoing has any material interest in any matter to be acted upon at the Meeting.

INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

Other than as disclosed below, no insider, proposed nominee for election as a director, or any associate or affiliate of the foregoing, had any material interest, direct or indirect, in any transaction or proposed transaction since the beginning of the last completed financial year which has materially affected or would materially affect the Company.

Other than as disclosed below, the Company is not aware of any material transaction, involving any director or executive officer or proposed nominee for election as a director or any Shareholder who holds more than 10% of the voting rights attached to the Common shares of the Company or any associate or affiliate of any of the foregoing, which has been entered into since the commencement of the Company's last completed financial year or in any proposed transaction which, in either case, has materially affected or will materially affect the Company or any of its subsidiaries.

GEIPPP II

In November of 2001, in accordance with resolutions adopted at the Shareholders Meeting held on June 29, 2001, the Company issued 2,600,000 Common Shares to GEIPPP II in connection with a swap by GEIPPP II of US $9,000,000 of Secured Convertible Debentures and US $1,000,000 of Convertible Debentures for
US $5,000,000 of Senior Secured 6% Notes due September 1, 2005, and repayable in quarterly installments, plus US $5,000,000 of Junior Secured 6% Notes due September 1, 2005 but mandatorily convertible in certain instances for up to 3,797,859 additional Common Shares.

                                  PROPOSAL TWO

                    RATIFICATION OF SELECTION OF ACCOUNTANTS

     The Board of Directors of the Company has selected Pannell Kerr Forster Worldwide to serve as the independent accountants of the Company for the fiscal year 2002, subject to ratification by the shareholders.

     Pannell Kerr Forster Worldwide has advised the Company that it has no direct or indirect financial interest in the Company or its subsidiaries nor any other connection therewith except in the capacity of independent public accountants.

     A representative of Pannell Kerr Forster Worldwide is expected to be present at the Annual Meeting of the Shareholders. Such representative will have the right to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

     The proposal for ratification of the selection of Pannell Kerr Forster Worldwide requires the approval of a majority of the Common Shares present and voting at the meeting. If the proposal should not be approved, the Board of Directors would have to select an alternate firm of auditors.

COMPLIANCE WITH SECTION 16(a) REPORTING

     Each director, officer and beneficial owner of ten percent (10%) or more of a registered class of the Company' equity securities is required to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Shares and other equity securities of the Company by specific due dates. During the year ended December 30, 2002, based on the information provided to the Company all such filing requirements were complied with.

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

                       AVAILABILITY OF REPORT ON FORM 10-K

     THE COMPANY'S ANNUAL REPORT IS BEING PROVIDED TO SHAREHOLDERS TOGETHER WITH THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT INCORPORATED IN THIS PROXY STATEMENT BY REFERENCE. ANY SHAREHOLDER OF RECORD AND EACH BENEFICIAL OWNER OF THE COMPANY'S SECURITIES NOT IN RECEIPT OF FORM 10-K MAY OBTAIN A COPY THEREOF WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO RICHARD BRYANT, PRESIDENT & CHIEF EXECUTIVE OFFICER, C/O: ELEPHANT & CASTLE GROUP INC., 12TH FLOOR -
1190 HORNBY STREET, VANCOUVER, BRITISH COLUMBIA, CANADA V6Z 2K5.

                              SHAREHOLDER PROPOSALS

     There is no provision in the COMPANY ACT OF BRITISH COLUMBIA entitling the shareholders of the Company incorporated thereunder to initiate proposals for an annual general meeting. The Company is incorporated pursuant to the COMPANY ACT OF BRITISH COLUMBIA.

                                    APPROVAL

     The Board of Directors of the Company have approved the contents of this Management Proxy Circular and Statement, and have further approved the sending of it to the Shareholders of the Company.

DATED at Vancouver, British Columbia, as of the 17th day of May, 2002, (mailing date).

                                          ELEPHANT & CASTLE GROUP INC.

                                          BY THE ORDER OF THE BOARD OF DIRECTORS



                                          RICHARD H. BRYANT
                                          President & Chief Financial Officer

                               FORM OF PROXY CARD

                          ELEPHANT & CASTLE GROUP INC.

                                 ANNUAL MEETING

                            TO BE HELD JUNE 21, 2002

                    FOR HOLDERS OF RECORD AS OF MAY 13, 2002

                         PROXY SOLICITED BY MANAGEMENT

The undersigned Shareholder(s) of Elephant & Castle Group Inc. (the "Company") hereby appoint(s) Richard Bryant, or in his absence, Andrew Poon, as proxy for the undersigned to vote the Shares held by the undersigned as directed herein, and as said proxies may determine with respect to other business as may properly come before the meeting or any adjournment thereof.

FOR ELECTION OF DIRECTORS: Jeffrey M. Barnett; Richard H. Bryant; George Pitman; Colin Stacey; David Wiederecht; and Richard M. Kelleher

FOR ALL NOMINEES                             / /

WITHHOLD ALL NOMINEES                        / /

WITHHOLD FOR ANY INDIVIDUAL NOMINEE
WHOSE NAME HAS BEEN EXCISED                  / /

PROPOSAL: Ratification of Appointment of Pannell Kerr Forster Worldwide as Auditors for the fiscal year ending December 31, 2002.

         FOR [ ] or AGAINST [ ]


                                    __________________________________________
                                    Signature

                                    __________________________________________
                                    Signature

                                    __________________________________________
                                    Date


(Sign exactly as your name appears on your Share Certificate. Joint Certificates should be signed by both Holders.)